AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (unaudited)
December 31, 2024
	Initial Acquisition Date	Par Value/Shares	Value	Percent of Net Assets
Common Stock - Private – 1.3%
CF BYD Co-Investment Holdings LP (Industrials)(a),*	08/08/2024	5,965,132	$6,585,112	1.3%
Direct Private Co-investments – 3.5%
Franklin Madison (Communication Services) (3 month SOFR + 6.000%), 10.329%, May 21, 2029(a),(b),*	05/21/2024	3,167,116	3,221,376	0.6%
PurFoods, LLC (Consumer Staples) (3 month SOFR + 5.250%), 9.579%, August 12, 2027(a),(b),*	08/14/2024	4,022,785	4,062,440	0.8%
Transcendia, Inc. (Materials) (1 month SOFR + 6.500%), 10.857%, November 24, 2029(a),(b),*	05/24/2024	6,722,152	6,759,602	1.3%
WildBrain, Ltd. (Communication Services) (3 month SOFR + 6.000%), 10.626%, July 23, 2029(a),(b),*	07/23/2024	4,068,411	4,200,199	0.8%
WildBrain, Ltd. Revolver (Communication Services) (3 month SOFR + 6.000%), 10.626%, July 23, 2029(a),(b),*	08/07/2024	65,422	65,267	0.0%#
Total Direct Private Co-investments			18,308,884	3.5%
Secondary Private Investment Funds – 60.5%
Apollo European Finance Fund IV*	10/01/2024	(c)	1,514,267	0.3%
Atlantic Park Strategic Capital Fund II*	10/01/2024	(c)	1,357,891	0.3%
Audax Senior Loan Fund I*	06/28/2024	(c)	42,023,948	8.0%
BioPharma Credit Investments V*	12/31/2024	(c)	16,933,865	3.2%
Blue Owl First Lien Fund*	12/31/2024	(c)	94,426,426	18.0%
Eagle Point Defensive Income Fund I*	10/01/2024	(c)	9,058,003	1.7%
Eagle Point Defensive Income Fund II*	10/01/2024	(c)	14,308,982	2.7%
Gallatin Point Capital Partners II*	10/01/2024	(c)	7,576,996	1.5%
Guggenheim Private Debt Aggregation - A Feeder, L.P. *	05/30/2024	(c)	46,535,521	8.9%
MGG SF Evergreen Fund (Cayman) L.P.*	12/31/2024	(c)	39,530,078	7.6%
Park Square Capital Credit Opportunities III*	12/31/2024	(c)	9,025,165	1.7%
Tree Line Direct Lending Fund II*	07/02/2024	(c)	34,279,723	6.6%
Warburg Pincus Capital Solutions Fund*	10/01/2024	(c)	202,580	0.0%#
Total Secondary Private Investment Funds			316,773,445	60.5%
Business Development Company – 5.3%
Stone Point Credit Corporation*	10/01/2024	34,913,668	27,648,934	5.3%
Short-Term Investments – 31.1%
Other Investment Companies – 31.1%
Dreyfus Institutional Preferred Government Money Market Fund(d),(e)		162,798,020	162,798,020	31.1%
Total Investments - 101.7% (Cost $505,025,024)			532,114,395	101.7%
Other Assets, less Liabilities - (1.7%)			(8,898,859)	(1.7)%
Net Assets - 100.0%			$523,215,536	100.0%

(a)	Security's value was determined by using significant unobservable inputs.
(b)	Variable rate security. The rate shown is based on the latest available information as of December 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Investment does not issue shares.
(d)	Yield shown represents the December 31, 2024, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
(e)	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).
#	Less than 0.05%.

AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (continued)
*	Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Portfolio Investments. As of December 31, 2024, the aggregate cost of each investment restricted to resale was $6,019,918, $3,106,170, $4,022,785, $6,598,435, $3,993,341, $65,422, $1,294,559, $1,337,727, $40,072,782, $15,693,352, $90,820,252, $8,432,938, $12,838,598, $5,867,231, $41,324,116, $37,258,972, $8,657,778, $30,613,463, $132,269 and $24,076,896, respectively, totaling $342,227,004.

SOFR	Secured Overnight Financing Rate

Cost of Investments by asset type is as follows:
Common Stock - Private	$6,019,918
Direct Private Co-investments	17,786,153
Secondary Private Investment Funds	294,344,037
Business Development Company	24,076,896
Short-Term Investments	162,798,020
Total Investments	$505,025,024
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of December 31, 2024:
	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Common Stock - Private	—	—	$6,585,112	—	$6,585,112
Direct Private Co-investments	—	—	18,308,884	—	18,308,884
Secondary Private Investment Funds	—	—	—	$316,773,445	316,773,445
Business Development Company	—	—	—	27,648,934	27,648,934
Short-Term Investments	$162,798,020	—	—	—	162,798,020
Total Investments	$162,798,020	—	$24,893,996	$344,422,379	$532,114,395

AMG Pantheon Credit Solutions Fund
Consolidated Schedule of Portfolio Investments (continued)
The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2024:
	Common Stock - Private	Direct Private Co-investments
Balance as of May 1, 2024 (Commencement of Investment Operations)	—	—
Purchases	$6,019,918	$18,024,939
Sales & distributions	—	(271,719)
Accrued discounts (premiums)	—	23,576
Realized gain (losses)	—	9,357
Net change in unrealized appreciation/depreciation	565,194	522,732
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Balance as of December 31, 2024	$6,585,112	$18,308,885

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2024	$565,194	$522,732
The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2024. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:
	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Input(s)	Range	Median	Impact to Valuation from an Increase in Input(a)
Common Stock - Private	$6,585,112	Discount Cash Flow	Discount Rate	18.87%	N/A	Decrease
Direct Private Co-investments	18,308,885	Discount Cash Flow	Discount Rate	9.33%-11.58%	10.54%	Decrease

(a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.

Notes to Consolidated Schedule of Portfolio Investments (unaudited)
December 31, 2024
1.  VALUATION OF INVESTMENTS
The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by Pantheon Ventures (US) LP ("Pantheon" or the “Investment Manager”) and under the general supervision of the Board of Trustees (the "Board").
Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.
Investments in open-end registered investment companies are valued at their end of day NAV per share.
Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.
The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund).  Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds.  The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider.  The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.
The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and sufficient supporting documentation that fair value can be reliably estimated.
The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.
Accounting principles generally accepted in the United States of America (“U.S. GAAP”) defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three-tier hierarchy of inputs is summarized below:
Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)
Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

Notes to Consolidated Schedule of Portfolio Investments (continued)
2.  PRIVATE INVESTMENTS
Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.  During the period ended December 31, 2024, the Fund invested in private credit investment funds and private loans with issuers through a co-investment transaction.
Investment Fund investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private credit investments on behalf of the Investment Fund.
The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2024:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption frequency	Notice (In Days)	Redemption Restrictions
Private Debt(a)	$344,422,379	$60,465,394	1-9 years	N/A	N/A	N/A
(a)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.
Private loans purchased by the Fund may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income.
As of December 31, 2024, the Fund’s unfunded commitments consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments
Franklin Madison	First Lien Senior Secured	Revolver	$202,156
WildBrain, Ltd.	First Lien Senior Secured	Revolver	370,723
Sequoia Financial Group	First Lien Senior Secured	Delayed Drawn Loan	7,826,087